EXHIBIT 99

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   April 24, 2003
Securitized Products Group       MORGAN STANLEY

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS


                                  $485,081,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2003-NC5


                       MORTGAGE PASS-THROUGH CERTIFICATES





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   April 24, 2003
Securitized Products Group       MORGAN STANLEY

--------------------------------------------------------------------------------


                           APPROXIMATELY $485,081,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2003-NC5

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                             HOMEEQ SERVICING CORP.
                                    SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

-------- ------------ ------------- ----------------- ---------- ----------- -------------------------- -------------- ------------
                                                                  MODIFIED
                                    EXPECTED RATINGS  AVG LIFE    DURATION                                  INITIAL
OFFERED                               (S&P/FITCH/     TO CALL /   TO CALL /    PAYMENT WINDOW TO CALL /  SUBORDINATION
CLASSES  DESCRIPTION   BALANCE (5)      MOODY'S)      MTY(1)(2)  MTY(1)(2)(3)         MTY(1)(2)             LEVEL       BENCHMARK
======== ============ ============= ================= ========== ============ ========================= ============== ============
  A-1    Not Offered   502,341,000                                         *****Not Offered*****
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
 A-2 4)    Floater     100,000,000    AAA/AAA/Aaa     2.86 /     2.77 /       06/03 - 05/11 / 06/03 -      19.00%      1 Mo. LIBOR
                                                      3.17       3.04         12/20
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  A-3      Floater     211,716,000    AAA/AAA/Aaa     2.86 /     2.76 /       06/03 - 05/11 / 06/03 -      19.00%      1 Mo. LIBOR
                                                      3.17       3.03         12/20
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  M-1      Floater      63,818,000     AA/AA/Aa2      5.33 /     5.02 /       08/06 - 05/11 / 08/06 -      12.65%      1 Mo. LIBOR
                                                      5.88       5.47         12/17
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  M-2      Floater      55,276,000       A/A/A2       5.30 /     4.81 /       07/06 - 05/11 / 07/06 -       7.15%      1 Mo. LIBOR
                                                      5.79       5.17         09/16
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  M-3      Floater      17,588,000      A-/A-/A3      5.29 /     4.75 /       06/06 - 05/11 / 06/06 -       5.40%      1 Mo. LIBOR
                                                      5.69       5.04         11/14
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  B-1      Floater      13,065,000   BBB+/BBB+/Baa1   5.29 /     4.59 /       06/06 - 05/11 / 06/06 -       4.10%      1 Mo. LIBOR
                                                      5.60       4.81         12/13
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  B-2      Floater      11,055,000    BBB/BBB/Baa2    5.29 /     4.53 /       06/06 - 05/11 / 06/06 -       3.00%      1 Mo. LIBOR
                                                      5.48       4.66         01/13
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------
  B-3      Floater      12,563,000   BBB-/BBB-/Baa3   5.21 /     4.48 /       06/06 - 05/11 / 06/06 -       1.75%      1 Mo. LIBOR
                                                      5.23       4.49         12/11
-------- ------------ ------------- ----------------- ---------- ------------ ------------------------- -------------- ------------

Notes:  (1)    Certificates are priced to the 10% optional clean-up call.
-----   (2)    Based on the pricing prepayment speed.  See details below.
        (3)    Assumes pricing at par.
        (4)    Class A-2 wrapped by FSA
        (5)    Bond sizes subject to a variance of plus or minus 5%.

ISSUER:                        Morgan Stanley ABS Capital I Inc. Trust 2003-NC5.

DEPOSITOR:                     Morgan Stanley ABS Capital I Inc.

ORIGINATOR:                    NC Capital Corporation

SERVICER:                      HomeEq Servicing Corp.

TRUSTEE:                       Deutsche Bank National Trust Company.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

MANAGERS:                      Morgan Stanley (lead manager), Utendahl Capital
                               Partners, L.P. and Blaylock & Partners, L.P.

RATING AGENCIES:               Standard & Poor's, Fitch Ratings and Moody's
                               Investors Service.

OFFERED CERTIFICATES:          Classes A-2, A-3, M-1, M-2, M-3, B-1, B-2 and B-3
                               Certificates.

EXPECTED CLOSING DATE:         May 29, 2003 through DTC and Euroclear or
                               Clearstream. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:            The 25th of each month, or if such day is not a
                               business day, on the next business day, beginning
                               June 25, 2003.

FINAL SCHEDULED
DISTRIBUTION DATE:             The Distribution Date occurring in May 2033.

CLASS A-2 INSURANCE:           Financial Security Assurance Inc., a AAA/Aaa/AAA
                               rated surety bond provider, guarantees timely interest and ultimate principal to the Class A-2
                               Certificate holders.

DUE PERIOD:                    For any Distribution Date, the period commencing
                               on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:       The interest accrual period for the Offered
                               Certificates with respect to any Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                               Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                The Trust will consist of two groups of
                               adjustable and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:        Approximately $620.2 million of Mortgage Loans
                               with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:       Approximately $384.8 million of Mortgage Loans
                               that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:      o    Fixed Rate Mortgage Loans: CPR starting at
                                    approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15
                                    CPR increase for each month), and remaining at 23% CPR thereafter

                               o    ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:            The Offered Certificates are credit enhanced by:

                               1)   Net monthly excess cashflow from the
                                    Mortgage Loans,

                               2)   1.75% overcollateralization (funded
                                    upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                               3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

                               4) Insurance policy issued by FSA for the Class A-2 Certificates only.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

SENIOR ENHANCEMENT             For any Distribution Date, the percentage
PERCENTAGE:                    obtained by dividing (x) the aggregate
                               Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                               Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                The later to occur of:

                               (x)  The earlier of:

                                    (a)   The Distribution Date occurring in
                                          June 2006; and

                                    (b)   The Distribution Date on which the
                                          aggregate balance of the Class A
                                          Certificates is reduced to zero; and

                               (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.00%.

TRIGGER EVENT:                 A Trigger Event is in effect on any Distribution
                               Date if (i) on that Distribution Date the 60 Day+
                               Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and
                               (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60
                               Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION          Class A:              19.00%
PERCENTAGE:                    Class M-1:            12.65%
                               Class M-2:             7.15%
                               Class M-3:             5.40%
                               Class B-1:             4.10%
                               Class B-2:             3.00%
                               Class B-3:             1.75%

OPTIONAL CLEAN-UP CALL:        When the current aggregate principal balance of
                               the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                               Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:               For all Offered Certificates the coupon will
                               increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:   The Class A-1 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Loan
                               Group I Cap and (iii) the WAC Cap.

CLASS A-2 AND CLASS A-3        The Class A-2 and Class A-3 Certificates will
PASS-THROUGH RATE:             accrue interest at a variable rate equal to the
                               least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                               Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE:   The Class M-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS M-2 PASS-THROUGH RATE:   The Class M-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS M-3 PASS-THROUGH RATE:   The Class M-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS B-1 PASS-THROUGH RATE:   The Class B-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS B-2 PASS-THROUGH RATE:   The Class B-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

CLASS B-3 PASS-THROUGH RATE:   The Class B-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates and in the case of the A-2 certificates, less the Class A-2 Insurance premium, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:              As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:             As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and in the case of the A-2 certificates, less the Class A-2 Insurance premium and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK CARRY     As to any Distribution Date, the supplemental
FORWARD AMOUNT:                interest amount for the Class A-1 Certificates
                               will equal the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                               (ii)  Any Class A-1 Basis Risk Carry Forward
                                     Amount remaining unpaid from prior
                                     Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-1 Pass-Through Rate
                                     (without regard to the Loan Group I Cap or
                                     WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS A-2 AND CLASS A-3        As to any Distribution Date, the supplemental
BASIS RISK CARRY FORWARD       interest amount for the Class A-2 and Class A-3
AMOUNT:                        Certificates will equal the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 or Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                               (ii) Any Class A-2 or Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-2 and Class A-3
                                     Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3,           As to any Distribution Date, the supplemental
B-1, B-2 AND B-3 BASIS RISK    interest amount for each of the Class M-1, M-2,
CARRY FORWARD AMOUNTS:         M-3,  B-1, B-2 and B-3 Certificates will equal
                               the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                               (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the Certificates' applicable Pass-Through
                                     Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON      On each Distribution Date and after payments of
OFFERED CERTIFICATES:          servicing and trustee fees and other expenses,
                               interest distributions from the Interest
                               Remittance Amount will be allocated as follows:

                               (i)   the portion of the Interest Remittance
                                     Amount attributable to the Group I Mortgage
                                     Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer;

                               (ii)  the portion of the Interest Remittance
                                     Amount attributable to the Group II
                                     Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer and second, to the Class A-1 Certificates;

                               (iii) to the Class M-1 Certificates, its Accrued
                                     Certificate Interest;

                               (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                               (v) to the Class M-3 Certificates, its Accrued Certificate Interest;

                               (vi) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                               (vii) to the Class B-2 Certificates, its Accrued
                                     Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON     On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:          Stepdown Date or (b) on which a Trigger Event is
                               in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i)   to the Class A Certificates, allocated
                                     between the Class A Certificates as
                                     described below, until the Certificate
                                     Principal Balances thereof have been
                                     reduced to zero;

                               (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (vii) to the Class B-3 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero.

                               On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class M-2 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (vii) to the Class B-3 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-3 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                               All principal distributions to the Class A
                               Certificates on any Distribution Date will be allocated concurrently between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates and the Class A-3 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates, on a pro rata basis, until the Certificate Principal Balance thereof has been reduced to zero. All principal distributions to the Class A-2 and A-3 Certificates on any Distribution Date will be allocated on a pro rata basis.

INTEREST RATE CAP:             Beginning on the first Distribution Date, and for
                               a period of 35 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class A-2 and Class A-3
                               Certificates.

                               For the first 24 months if the 1-month LIBOR rate exceeds 6.80%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.80% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.175%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.175% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP PAYMENT      The Interest Rate Cap Payment shall be available
ALLOCATION:                    to pay any Basis Risk Carry Forward Amount due to
                               the Class A-2 and Class A-3 Certificates pro rata

ALLOCATION OF NET MONTHLY      For any Distribution Date, any Net Monthly Excess
EXCESS CASHFLOW:               Cashflow shall be paid as follows:

                               (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                               (ii)   to the Class M-1 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                               (iv)   to the Class M-2 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                               (vi)   to the Class M-3 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                               (viii) to the Class B-1 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                               (x)    to the Class B-2 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                               (xii)  to the Class B-3 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (xiii) concurrently, any Class A-1 Basis Risk
                                      Carry Forward Amount to the Class A-1
                                      Certificates, and any Class A-2 and Class
                                      A-3 Basis Risk Carry Forward Amount to the
                                      Class A-2 and Class A-3 Certificates; and

                               (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:    For any Distribution Date, the portion of
                               available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:  For any Distribution Date and each class of
                               Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

CLASS A-2 INSURANCE PAYMENT    For any Distribution Date, the Class A-2
AMOUNT:                        Insurance Payment Amount equals Accrued
                               Certificate Interest and principal with respect to the Class A-2 Certificates, to the extent covered by the Class A-2 Insurer.

PRINCIPAL DISTRIBUTION         On any Distribution Date, the sum of (i) the
AMOUNT:                        Basic Principal Distribution Amount and (ii) the
                               Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION   On any Distribution Date, the excess of (i) the
AMOUNT:                        aggregate principal remittance amount over (ii)
                               the Excess Subordinated Amount, if any.

NET MONTHLY EXCESS CASHFLOW:   For any Distribution Date is the amount of funds
                               available for distribution on such Distribution
                               Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION   For any Distribution Date, the lesser of (i) the
AMOUNT:                        excess of (x) interest collected or advanced with
                               respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                               Distribution Date.

EXCESS SUBORDINATED AMOUNT:    For any Distribution Date, means the excess, if
                               any of (i) the overcollateralization and (ii) the required overcollateralization for such
                               Distribution Date.

CLASS A PRINCIPAL ALLOCATION   For any Distribution Date, the percentage
PERCENTAGE:                    equivalent of a fraction, determined as follows:
                               (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                               Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                               (ii) in the case of the Class A-2 and Class A-3
                               Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                               Mortgage Loans and the denominator of which is
                               (y) the principal remittance amount for such Distribution Date.

CLASS A PRINCIPAL              For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the aggregate Certificate Principal
                               Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                               62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period over $5,025,049.

CLASS M-1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

CLASS M-3 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

CLASS B-1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

CLASS B-3 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date), (vi) the
                               Certificate Principal Balance of the Class B-2
                               Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                               Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $5,025,049.

TRUST TAX STATUS:              REMIC.

ERISA ELIGIBILITY:             Subject to the considerations in the Prospectus,
                               all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:             It is not anticipated that any of the Offered
                               Certificates will be SMMEA eligible.

PROSPECTUS:                    The Class A-2, Class A-3, Class M-1, Class M-2,
                               Class M-3, Class B-1, Class B-2 and Class B-3
                               Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004             99               80                74                68               62
      May 2005             97               61                50                40               31
      May 2006             96               45                32                20               11
      May 2007             95               35                26                20               11
      May 2008             93               28                20                14               10
      May 2009             91               23                15                10                7
      May 2010             89               19                12                 7                5
      May 2011             87               15                 9                 5                3
      May 2012             85               12                 7                 4                3
      May 2013             82               10                 5                 3                2
      May 2014             80                8                 4                 2                0
      May 2015             77                7                 3                 2                0
      May 2016             74                5                 3                 1                0
      May 2017             70                4                 2                 0                0
      May 2018             66                4                 2                 0                0
      May 2019             63                3                 1                 0                0
      May 2020             59                2                 0                 0                0
      May 2021             54                2                 0                 0                0
      May 2022             50                2                 0                 0                0
      May 2023             45                1                 0                 0                0
      May 2024             40                1                 0                 0                0
      May 2025             35                0                 0                 0                0
      May 2026             32                0                 0                 0                0
      May 2027             28                0                 0                 0                0
      May 2028             24                0                 0                 0                0
      May 2029             19                0                 0                 0                0
      May 2030             15                0                 0                 0                0
      May 2031              9                0                 0                 0                0
      May 2032              4                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         18.09             4.18              3.17              2.48             1.94
 Maturity (years)
 Average Life to         18.06             3.80              2.86              2.21             1.71
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004             99               80                74                68               62
      May 2005             97               61                50                40               31
      May 2006             96               45                32                20               11
      May 2007             95               35                26                20               11
      May 2008             93               28                20                14               10
      May 2009             91               23                15                10                7
      May 2010             89               19                12                 7                5
      May 2011             87               15                 9                 5                3
      May 2012             85               12                 7                 4                3
      May 2013             82               10                 5                 3                2
      May 2014             80                8                 4                 2                0
      May 2015             77                7                 3                 2                0
      May 2016             74                5                 3                 1                0
      May 2017             70                4                 2                 0                0
      May 2018             66                4                 2                 0                0
      May 2019             63                3                 1                 0                0
      May 2020             59                2                 0                 0                0
      May 2021             54                2                 0                 0                0
      May 2022             50                2                 0                 0                0
      May 2023             45                1                 0                 0                0
      May 2024             40                1                 0                 0                0
      May 2025             35                0                 0                 0                0
      May 2026             32                0                 0                 0                0
      May 2027             28                0                 0                 0                0
      May 2028             24                0                 0                 0                0
      May 2029             19                0                 0                 0                0
      May 2030             15                0                 0                 0                0
      May 2031              9                0                 0                 0                0
      May 2032              4                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         18.09             4.18              3.17              2.48             1.94
 Maturity (years)
 Average Life to         18.06             3.80              2.86              2.21             1.71
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004            100              100               100               100              100
      May 2005            100              100               100               100              100
      May 2006            100              100               100               100              100
      May 2007            100               87                64                46               81
      May 2008            100               70                48                32               20
      May 2009            100               56                36                22               13
      May 2010            100               45                27                15                8
      May 2011            100               36                20                10                5
      May 2012            100               29                15                 7                1
      May 2013            100               23                11                 5                0
      May 2014            100               19                 8                 2                0
      May 2015            100               15                 6                 0                0
      May 2016            100               12                 4                 0                0
      May 2017            100                9                 2                 0                0
      May 2018            100                7                 0                 0                0
      May 2019            100                6                 0                 0                0
      May 2020            100                4                 0                 0                0
      May 2021            100                2                 0                 0                0
      May 2022            100                0                 0                 0                0
      May 2023            100                0                 0                 0                0
      May 2024            100                0                 0                 0                0
      May 2025             96                0                 0                 0                0
      May 2026             87                0                 0                 0                0
      May 2027             77                0                 0                 0                0
      May 2028             66                0                 0                 0                0
      May 2029             54                0                 0                 0                0
      May 2030             41                0                 0                 0                0
      May 2031             28                0                 0                 0                0
      May 2032             13                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         26.14             7.75              5.88              5.01             4.82
 Maturity (years)
 Average Life to         26.02             7.03              5.33              4.56             4.46
 Call (1) (years)

 (1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004            100              100               100               100              100
      May 2005            100              100               100               100              100
      May 2006            100              100               100               100              100
      May 2007            100               87                64                46               33
      May 2008            100               70                48                32               20
      May 2009            100               56                36                22               13
      May 2010            100               45                27                15                8
      May 2011            100               36                20                10                2
      May 2012            100               29                15                 7                0
      May 2013            100               23                11                 2                0
      May 2014            100               19                 8                 0                0
      May 2015            100               15                 4                 0                0
      May 2016            100               12                 1                 0                0
      May 2017            100                9                 0                 0                0
      May 2018            100                7                 0                 0                0
      May 2019            100                4                 0                 0                0
      May 2020            100                1                 0                 0                0
      May 2021            100                0                 0                 0                0
      May 2022            100                0                 0                 0                0
      May 2023            100                0                 0                 0                0
      May 2024            100                0                 0                 0                0
      May 2025             96                0                 0                 0                0
      May 2026             87                0                 0                 0                0
      May 2027             77                0                 0                 0                0
      May 2028             66                0                 0                 0                0
      May 2029             54                0                 0                 0                0
      May 2030             41                0                 0                 0                0
      May 2031             28                0                 0                 0                0
      May 2032             13                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         26.14             7.67              5.79              4.81             4.34
 Maturity (years)
 Average Life to         26.02             7.03              5.30              4.41             4.02
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004            100              100               100               100              100
      May 2005            100              100               100               100              100
      May 2006            100              100               100               100              100
      May 2007            100               87                64                46               33
      May 2008            100               70                48                32               20
      May 2009            100               56                36                22               13
      May 2010            100               45                27                15                4
      May 2011            100               36                20                10                0
      May 2012            100               29                15                 0                0
      May 2013            100               23                11                 0                0
      May 2014            100               19                 4                 0                0
      May 2015            100               15                 0                 0                0
      May 2016            100               12                 0                 0                0
      May 2017            100                9                 0                 0                0
      May 2018            100                1                 0                 0                0
      May 2019            100                0                 0                 0                0
      May 2020            100                0                 0                 0                0
      May 2021            100                0                 0                 0                0
      May 2022            100                0                 0                 0                0
      May 2023            100                0                 0                 0                0
      May 2024            100                0                 0                 0                0
      May 2025             96                0                 0                 0                0
      May 2026             87                0                 0                 0                0
      May 2027             77                0                 0                 0                0
      May 2028             66                0                 0                 0                0
      May 2029             54                0                 0                 0                0
      May 2030             41                0                 0                 0                0
      May 2031             28                0                 0                 0                0
      May 2032             13                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         26.13             7.56              5.69              4.68             4.13
 Maturity (years)
 Average Life to         26.02             7.03              5.29              4.36             3.88
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004            100              100               100               100              100
      May 2005            100              100               100               100              100
      May 2006            100              100               100               100              100
      May 2007            100               87                64                46               33
      May 2008            100               70                48                32               20
      May 2009            100               56                36                22               13
      May 2010            100               45                27                15                0
      May 2011            100               36                20                 4                0
      May 2012            100               29                15                 0                0
      May 2013            100               23                 6                 0                0
      May 2014            100               19                 0                 0                0
      May 2015            100               15                 0                 0                0
      May 2016            100               10                 0                 0                0
      May 2017            100                0                 0                 0                0
      May 2018            100                0                 0                 0                0
      May 2019            100                0                 0                 0                0
      May 2020            100                0                 0                 0                0
      May 2021            100                0                 0                 0                0
      May 2022            100                0                 0                 0                0
      May 2023            100                0                 0                 0                0
      May 2024            100                0                 0                 0                0
      May 2025             96                0                 0                 0                0
      May 2026             87                0                 0                 0                0
      May 2027             77                0                 0                 0                0
      May 2028             66                0                 0                 0                0
      May 2029             54                0                 0                 0                0
      May 2030             41                0                 0                 0                0
      May 2031             28                0                 0                 0                0
      May 2032             13                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         26.11             7.45              5.60              4.58             4.02
 Maturity (years)
 Average Life to         26.02             7.03              5.29              4.33             3.82
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES             PPC 0%           PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
      Initial             100              100               100               100              100
      May 2004            100              100               100               100              100
      May 2005            100              100               100               100              100
      May 2006            100              100               100               100              100
      May 2007            100               87                64                46               33
      May 2008            100               70                48                32               20
      May 2009            100               56                36                22                2
      May 2010            100               45                27                10                0
      May 2011            100               36                20                 0                0
      May 2012            100               29                 9                 0                0
      May 2013            100               23                 0                 0                0
      May 2014            100               19                 0                 0                0
      May 2015            100                9                 0                 0                0
      May 2016            100                0                 0                 0                0
      May 2017            100                0                 0                 0                0
      May 2018            100                0                 0                 0                0
      May 2019            100                0                 0                 0                0
      May 2020            100                0                 0                 0                0
      May 2021            100                0                 0                 0                0
      May 2022            100                0                 0                 0                0
      May 2023            100                0                 0                 0                0
      May 2024            100                0                 0                 0                0
      May 2025             96                0                 0                 0                0
      May 2026             87                0                 0                 0                0
      May 2027             77                0                 0                 0                0
      May 2028             66                0                 0                 0                0
      May 2029             54                0                 0                 0                0
      May 2030             41                0                 0                 0                0
      May 2031             28                0                 0                 0                0
      May 2032              2                0                 0                 0                0
      May 2033              0                0                 0                 0                0
 Average Life to         26.08             7.29              5.48              4.49             3.91
 Maturity (years)
 Average Life to         26.02             7.03              5.29              4.33             3.79
 Call (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                       PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES             PPC 0%         PPC 75%           PPC 100%         PPC 125%          PPC 150%
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
        Initial             100            100               100               100              100
       May 2004             100            100               100               100              100
       May 2005             100            100               100               100              100
       May 2006             100            100               100               100              100
       May 2007             100             87                64                46               33
       May 2008             100             70                48                32                9
       May 2009             100             56                36                12                0
       May 2010             100             45                24                 0                0
       May 2011             100             36                 7                 0                0
       May 2012             100             29                 0                 0                0
       May 2013             100             16                 0                 0                0
       May 2014             100              4                 0                 0                0
       May 2015             100              0                 0                 0                0
       May 2016             100              0                 0                 0                0
       May 2017             100              0                 0                 0                0
       May 2018             100              0                 0                 0                0
       May 2019             100              0                 0                 0                0
       May 2020             100              0                 0                 0                0
       May 2021             100              0                 0                 0                0
       May 2022             100              0                 0                 0                0
       May 2023             100              0                 0                 0                0
       May 2024             100              0                 0                 0                0
       May 2025              96              0                 0                 0                0
       May 2026              87              0                 0                 0                0
       May 2027              77              0                 0                 0                0
       May 2028              66              0                 0                 0                0
       May 2029              54              0                 0                 0                0
       May 2030              41              0                 0                 0                0
       May 2031              26              0                 0                 0                0
       May 2032               0              0                 0                 0                0
       May 2033               0              0                 0                 0                0
 Average Life to           25.99           6.97              5.23              4.27             3.74
 Maturity (years)
 Average Life to Call      25.98           6.94              5.21              4.25             3.72
 (1) (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD    A-2 CAP (%)    A-3 CAP (%)    M-1 CAP (%)    M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)    B-3 CAP (%)
---------- ------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
            ACTUAL/360     ACTUAL/360      ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
    0           -              -              -              -               -              -              -              -
    1          9.39           9.47           7.89           7.89           7.89            7.89           7.89           7.89
    2          8.64           8.71           7.14           7.14           7.14            7.14           7.14           7.14
    3          8.46           8.52           6.94           6.94           6.94            6.94           6.94           6.94
    4          8.48           8.55           6.96           6.96           6.96            6.96           6.96           6.96
    5          8.72           8.79           7.19           7.19           7.19            7.19           7.19           7.19
    6          8.49           8.56           6.96           6.96           6.96            6.96           6.96           6.96
    7          8.73           8.80           7.19           7.19           7.19            7.19           7.19           7.19
    8          8.50           8.57           6.96           6.96           6.96            6.96           6.96           6.96
    9          8.51           8.57           6.96           6.96           6.96            6.96           6.96           6.96
   10          9.00           9.08           7.44           7.44           7.44            7.44           7.44           7.44
   11          8.52           8.59           6.96           6.96           6.96            6.96           6.96           6.96
   12          8.76           8.83           7.19           7.19           7.19            7.19           7.19           7.19
   13          8.53           8.60           6.96           6.96           6.96            6.96           6.96           6.96
   14          8.78           8.85           7.19           7.19           7.19            7.19           7.19           7.19
   15          8.55           8.61           6.96           6.96           6.96            6.96           6.96           6.96
   16          8.55           8.62           6.96           6.96           6.96            6.96           6.96           6.96
   17          8.80           8.87           7.19           7.19           7.19            7.19           7.19           7.19
   18          8.57           8.64           6.96           6.96           6.96            6.96           6.96           6.96
   19          8.82           8.89           7.19           7.19           7.19            7.19           7.19           7.19
   20          8.59           8.66           6.96           6.96           6.96            6.96           6.96           6.96
   21          8.60           8.66           6.96           6.96           6.96            6.96           6.96           6.96
   22          9.38           9.46           7.71           7.71           7.71            7.71           7.71           7.71
   23          9.47           9.54           7.92           7.92           7.92            7.92           7.92           7.92
   24          9.75           9.82           8.18           8.18           8.18            8.18           8.18           8.18
   25          9.12           9.19           7.92           7.92           7.92            7.92           7.92           7.92
   26          9.40           9.47           8.18           8.18           8.18            8.18           8.18           8.18
   27          9.15           9.21           7.92           7.92           7.92            7.92           7.92           7.92
   28          9.16           9.23           7.91           7.91           7.91            7.91           7.91           7.91
   29         10.31          10.38           9.16           9.16           9.16            9.16           9.16           9.16
   30         10.02          10.09           8.87           8.87           8.87            8.87           8.87           8.87
   31         10.34          10.41           9.16           9.16           9.16            9.16           9.16           9.16
   32         10.06          10.13           8.86           8.86           8.86            8.86           8.86           8.86
   33         10.08          10.15           8.86           8.86           8.86            8.86           8.86           8.86
   34         11.12          11.19           9.85           9.85           9.85            9.85           9.85           9.85
   35         11.02          11.08           9.86           9.86           9.86            9.86           9.86           9.86
   36         11.38          11.45          10.19          10.19           10.19          10.19          10.19          10.19

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD    A-2 CAP (%)    A-3 CAP (%)    M-1 CAP (%)    M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)    B-3 CAP (%)
---------- ------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
            ACTUAL/360     ACTUAL/360      ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
   37         23.20          23.27           9.86           9.86            9.86           9.86           9.86           9.86
   38         12.03          12.10          10.18          10.18           10.18          10.18          10.18          10.18
   39         11.58          11.65           9.85           9.85            9.85           9.85           9.85           9.85
   40         11.57          11.63           9.89           9.89            9.89           9.89           9.89           9.89
   41         12.76          12.83          11.21          11.21           11.21          11.21          11.21          11.21
   42         12.34          12.41          10.84          10.84           10.84          10.84          10.84          10.84
   43         12.75          12.82          11.20          11.20           11.20          11.20          11.20          11.20
   44         12.34          12.40          10.84          10.84           10.84          10.84          10.84          10.84
   45         12.34          12.40          10.84          10.84           10.84          10.84          10.84          10.84
   46         13.70          13.77          12.04          12.04           12.04          12.04          12.04          12.04
   47         12.93          13.00          11.52          11.52           11.52          11.52          11.52          11.52
   48         13.36          13.43          11.90          11.90           11.90          11.90          11.90          11.90
   49         12.93          13.00          11.52          11.52           11.52          11.52          11.52          11.52
   50         13.36          13.43          11.90          11.90           11.90          11.90          11.90          11.90
   51         12.93          13.00          11.51          11.51           11.51          11.51          11.51          11.51
   52         12.96          13.03          11.55          11.55           11.55          11.55          11.55          11.55
   53         13.41          13.48          11.94          11.94           11.94          11.94          11.94          11.94
   54         12.97          13.04          11.55          11.55           11.55          11.55          11.55          11.55
   55         13.41          13.48          11.94          11.94           11.94          11.94          11.94          11.94
   56         12.97          13.04          11.55          11.55           11.55          11.55          11.55          11.55
   57         12.97          13.04          11.55          11.55           11.55          11.55          11.55          11.55
   58         13.89          13.96          12.37          12.37           12.37          12.37          12.37          12.37
   59         13.00          13.07          11.58          11.58           11.58          11.58          11.58          11.58
   60         13.43          13.50          11.96          11.96           11.96          11.96          11.96          11.96
   61         13.00          13.07          11.57          11.57           11.57          11.57          11.57          11.57
   62         13.43          13.50          11.96          11.96           11.96          11.96          11.96          11.96
   63         13.00          13.07          11.57          11.57           11.57          11.57          11.57          11.57
   64         13.00          13.07          11.57          11.57           11.57          11.57          11.57          11.57
   65         13.43          13.50          11.95          11.95           11.95          11.95          11.95          11.95
   66         13.00          13.06          11.57          11.57           11.57          11.57          11.57          11.57
   67         13.43          13.50          11.95          11.95           11.95          11.95          11.95          11.95
   68         12.99          13.06          11.56          11.56           11.56          11.56          11.56          11.56
   69         12.99          13.06          11.56          11.56           11.56          11.56          11.56          11.56
   70         14.39          14.46          12.80          12.80           12.80          12.80          12.80          12.80
   71         12.99          13.06          11.56          11.56           11.56          11.56          11.56          11.56
   72         13.43          13.50          11.94          11.94           11.94          11.94          11.94          11.94
   73         12.99          13.06          11.56          11.56           11.56          11.56          11.56          11.56

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD    A-2 CAP (%)    A-3 CAP (%)    M-1 CAP (%)    M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)    B-3 CAP (%)
---------- ------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
            ACTUAL/360     ACTUAL/360      ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
   74         13.42          13.49          11.94          11.94           11.94          11.94          11.94          11.94
   75         12.99          13.06          11.55          11.55           11.55          11.55          11.55          11.55
   76         12.99          13.06          11.55          11.55           11.55          11.55          11.55          11.55
   77         13.42          13.49          11.93          11.93           11.93          11.93          11.93          11.93
   78         12.99          13.06          11.55          11.55           11.55          11.55          11.55          11.55
   79         13.42          13.49          11.93          11.93           11.93          11.93          11.93          11.93
   80         12.99          13.06          11.55          11.55           11.55          11.55          11.55          11.55
   81         12.99          13.06          11.54          11.54           11.54          11.54          11.54          11.54
   82         14.38          14.45          12.78          12.78           12.78          12.78          12.78          12.78
   83         11.63          11.69          11.54          11.54           11.54          11.54          11.54          11.54
   84         11.82          11.89          11.92          11.92           11.92          11.92          11.92          11.92
   85         11.45          11.52          11.54          11.54           11.54          11.54          11.54          11.54
   86         11.85          11.92          11.92          11.92           11.92          11.92          11.92          11.92
   87         11.49          11.55          11.54          11.54           11.54          11.54          11.54          11.54
   88         11.50          11.57          11.54          11.54           11.54          11.54          11.54          11.54
   89         11.90          11.97          11.92          11.92           11.92          11.92          11.92          11.92
   90         11.54          11.61          11.53          11.53           11.53          11.53          11.53          11.53
   91         11.94          12.01          11.92          11.92           11.92          11.92          11.92          11.92
   92         11.58          11.64          11.53          11.53           11.53          11.53          11.53          11.53
   93         11.59          11.66          11.53          11.53           11.53          11.53          11.53          11.53
   94         12.86          12.93          12.76          12.76           12.76          12.76          12.76          12.76
   95         11.64          11.70          11.53          11.53           11.53          11.53          11.53          11.53
   96         12.04          12.11          11.91          11.91           11.91          11.91          11.91          11.91
   97         11.68          11.75          11.52          11.52           11.52          11.52          11.52          11.52
   98         12.09          12.16          11.91          11.91           11.91          11.91          11.91          11.91
   99         11.72          11.79          11.52          11.52           11.52          11.52          11.52          11.52
  100         11.75          11.81          11.52          11.52           11.52          11.52          11.52          11.52
  101         12.16          12.23          11.90          11.90           11.90          11.90          11.90          11.90
  102         11.79          11.86          11.52          11.52           11.52          11.52          11.52          11.52
  103         12.21          12.28          11.90          11.90           11.90          11.90          11.90          11.90
  104         11.85          11.91          11.52          11.52           11.52          11.52          11.52          11.52
  105         11.87          11.94          11.51          11.51           11.51          11.51          11.51          11.51
  106         12.72          12.79          12.31          12.31           12.31          12.31          12.31            -
  107         11.93          12.00          11.51          11.51           11.51          11.51          11.51            -
  108         12.35          12.42          11.90          11.90           11.90          11.90          11.90            -
  109         11.99          12.05          11.51          11.51           11.51          11.51          11.51            -
  110         12.42          12.49          11.89          11.89           11.89          11.89          11.89            -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD    A-2 CAP (%)    A-3 CAP (%)    M-1 CAP (%)    M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)    B-3 CAP (%)
---------- ------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
            ACTUAL/360     ACTUAL/360      ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
   111        12.05          12.12          11.51          11.51           11.51          11.51          11.51            -
   112        12.08          12.15          11.51          11.51           11.51          11.51          11.51            -
   113        12.52          12.59          11.89          11.89           11.89          11.89          11.89            -
   114        12.15          12.21          11.51          11.51           11.51          11.51          11.51            -
   115        12.59          12.66          11.89          11.89           11.89          11.89          11.89            -
   116        12.22          12.28          11.50          11.50           11.50          11.50          11.50            -
   117        12.25          12.32          11.50          11.50           11.50          11.50          11.50            -
   118        13.61          13.68          12.73          12.73           12.73          12.73          12.73            -
   119        12.33          12.40          11.50          11.50           11.50          11.50            -              -
   120        12.78          12.85          11.88          11.88           11.88          11.88            -              -
   121        12.41          12.48          11.50          11.50           11.50          11.50            -              -
   122        12.86          12.93          11.88          11.88           11.88          11.88            -              -
   123        12.49          12.56          11.50          11.50           11.50          11.50            -              -
   124        12.54          12.60          11.50          11.50           11.50          11.50            -              -
   125        13.00          13.07          11.88          11.88           11.88          11.88            -              -
   126        12.63          12.69          11.49          11.49           11.49          11.49            -              -
   127        13.10          13.17          11.88          11.88           11.88          11.88            -              -
   128        12.72          12.79          11.49          11.49           11.49          11.49            -              -
   129        12.77          12.84          11.49          11.49           11.49          11.49            -              -
   130        14.20          14.27          12.72          12.72           12.72            -              -              -
   131        12.87          12.94          11.49          11.49           11.49            -              -              -
   132        13.36          13.43          11.87          11.87           11.87            -              -              -
   133        12.98          13.05          11.49          11.49           11.49            -              -              -
   134        13.47          13.54          11.87          11.87           11.87            -              -              -
   135        13.10          13.17          11.49          11.49           11.49            -              -              -
   136        13.16          13.23          11.49          11.49           11.49            -              -              -
   137        13.66          13.73          11.87          11.87           11.87            -              -              -
   138        13.28          13.35          11.49          11.49           11.49            -              -              -
   139        13.79          13.86          11.87          11.87           11.87            -              -              -
   140        13.41          13.48          11.48          11.48           11.48            -              -              -
   141        13.48          13.55          11.48          11.48             -              -              -              -
   142        15.00          15.08          12.71          12.71             -              -              -              -
   143        13.62          13.69          11.48          11.48             -              -              -              -
   144        14.15          14.22          11.86          11.86             -              -              -              -
   145        13.77          13.84          11.48          11.48             -              -              -              -
   146        14.31          14.38          11.86          11.86             -              -              -              -
   147        13.93          13.99          11.48          11.48             -              -              -              -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD    A-2 CAP (%)    A-3 CAP (%)    M-1 CAP (%)    M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)    B-3 CAP (%)
---------- ------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
            ACTUAL/360     ACTUAL/360      ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
   148        14.01          14.08          11.48          11.48             -              -              -              -
   149        14.56          14.63          11.86          11.86             -              -              -              -
   150        14.18          14.25          11.48          11.48             -              -              -              -
   151        14.74          14.81          11.86          11.86             -              -              -              -
   152        14.36          14.42          11.48          11.48             -              -              -              -
   153        14.45          14.52          11.48          11.48             -              -              -              -
   154        15.55          15.62          12.27          12.27             -              -              -              -
   155        14.64          14.71          11.48          11.48             -              -              -              -
   156        15.23          15.30          11.86          11.86             -              -              -              -
   157        14.85          14.91          11.48          11.48             -              -              -              -
   158        15.45          15.52          11.86          11.86             -              -              -              -
   159        15.06          15.13          11.48          11.48             -              -              -              -
   160        15.17          15.24          11.48          11.48             -              -              -              -
   161        15.80          15.87          11.86          11.86             -              -              -              -
   162        15.40          15.47          11.47          11.47             -              -              -              -
   163        16.04          16.11          11.86          11.86             -              -              -              -
   164        15.65          15.72          11.47            -               -              -              -              -
   165        15.78          15.84          11.47            -               -              -              -              -
   166        17.61          17.69          12.70            -               -              -              -              -
   167        16.04          16.11          11.47            -               -              -              -              -
   168        16.72          16.79          11.86            -               -              -              -              -
   169        16.32          16.39          11.47            -               -              -              -              -
   170        17.02          17.09          11.86            -               -              -              -              -
   171        16.62          16.68          11.47            -               -              -              -              -
   172        16.77          16.84          11.47            -               -              -              -              -
   173        17.49          17.56          11.86            -               -              -              -              -
   174        17.09          17.16          11.47            -               -              -              -              -
   175        17.83          17.90          11.86            -               -              -              -              -
   176        17.43          17.50          11.47            -               -              -              -              -
   177        17.60          17.67          11.47            -               -              -              -              -
   178        19.69          19.76          12.70            -               -              -              -              -
   179        17.97          18.03          11.47            -               -              -              -              -
   180        18.82          18.89            -              -               -              -              -              -
   181        18.53          18.60            -              -               -              -              -              -
   182        19.50          19.57            -              -               -              -              -              -
   183        19.24          19.30            -              -               -              -              -              -
   184        19.62          19.69            -              -               -              -              -              -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


  PERIOD    A-2 CAP (%)    A-3 CAP (%)    M-1 CAP (%)    M-2 CAP (%)    M-3 CAP (%)    B-1 CAP (%)    B-2 CAP (%)    B-3 CAP (%)
---------- ------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
            ACTUAL/360     ACTUAL/360      ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360
   185        20.70          20.77            -              -               -              -              -              -
   186        20.47          20.54            -              -               -              -              -              -
   187        21.64          21.71            -              -               -              -              -              -
   188        21.45          21.52            -              -               -              -              -              -
   189        21.99          22.06            -              -               -              -              -              -
   190        25.00          25.08            -              -               -              -              -              -
   191        23.22          23.28            -              -               -              -              -              -
   192        24.70          24.77            -              -               -              -              -              -
   193        24.65          24.72            -              -               -              -              -              -
   194        26.32          26.39            -              -               -              -              -              -
   195        26.31          26.38            -              -               -              -              -              -
   196        27.25          27.31            -              -               -              -              -              -
   197        29.22          29.29            -              -               -              -              -              -
   198        29.42          29.48            -              -               -              -              -              -
   199        31.71          31.78            -              -               -              -              -              -
   200        32.12          32.19            -              -               -              -              -              -
   201        33.73          33.80            -              -               -              -              -              -
   202        38.02          38.09            -              -               -              -              -              -
   203        37.67          37.74            -              -               -              -              -              -
   204        41.46          41.53            -              -               -              -              -              -
   205        42.98          43.05            -              -               -              -              -              -
   206        47.94          48.01            -              -               -              -              -              -
   207        50.51          50.57            -              -               -              -              -              -
   208        55.57          55.64            -              -               -              -              -              -
   209        64.03          64.10            -              -               -              -              -              -
   210        70.27          70.34            -              -               -              -              -              -
   211        84.23          84.30            -              -               -              -              -              -
   212        97.56          97.62            -              -               -              -              -              -
   213        122.31         122.38           -              -               -              -              -              -
   214        183.22         183.29           -              -               -              -              -              -
   215        259.81         259.88           -              -               -              -              -              -
   216          *              *              -              -               -              -              -              -


* In Period 216 the Class A-2 has a balance of $29,962 and is paid $29,533 in interest and the Class A-3 has a balance of $63,435 and is paid 62,530 in interest.



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                     Page 25